GALLERY TRUST (The “TRUSt”)

Mondrian International Value Equity Fund

(the “Fund”)

Supplement Dated June 25, 2020 to the Fund’s

Summary Prospectus, Prospectus and Statement of Additional Information (the “SAI”),

each dated March 1, 2020

This supplement provides new and additional information beyond that contained in the Summary Prospectus, Prospectus and SAI, and should be read in conjunction with the Summary Prospectus, Prospectus and SAI.

I. Effective July 1, 2020 (the “Effective Date”), the following changes are made to the Fund’s management fee and contractual expense limit:

	Current	New
Management Fee	0.70%	0.65%
Contractual Expense Limit	Mondrian Investment Partners Limited (the “Adviser”) has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions and non-routine expenses (collectively, “excluded expenses”)) from exceeding 0.79% of the Fund’s average daily net assets until February 28, 2021.	The Adviser has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (not including excluded expenses)) from exceeding 0.74% of the Fund’s average daily net assets until February 28, 2021.

Accordingly, as of the Effective Date, the Fund’s Summary Prospectus, Prospectus and SAI are hereby amended and supplemented as follows:

1.	In the “Fund Fees and Expenses” section of the Summary Prospectus, and the corresponding section of the Prospectus, the “Annual Fund Operating Expenses” table and the “Example” are hereby deleted and replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.65%
Other Expenses	0.19%
Total Annual Fund Operating Expenses	0.84%
Less Fee Reductions and/or Expense Reimbursements[1]	(0.10)%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements	0.74%

1	Mondrian Investment Partners Limited (the “Adviser” or “Mondrian”) has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions and non-routine expenses) from exceeding 0.74% of the Fund’s average daily net assets until February 28, 2021. This agreement may be terminated: (i) by the Board of Trustees (the “Board”) of Gallery Trust (the “Trust”), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2021.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee reductions and/or expense reimbursements shown in the fee table through February 28, 2021, and total annual fund operating expenses thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$76	$258	$456	$1,028

2. In the “Investment Adviser” section of the Prospectus and in the “Advisory Fees Paid to the Adviser” section of the SAI, the row in the advisory fee table regarding the Fund is hereby deleted and replaced with the following:

Fund	Advisory Fee Rate
Mondrian International Value Equity Fund	0.65%[1]

[1]	Prior to July 1, 2020, the advisory fee for the Mondrian International Value Equity Fund was 0.70%.

3. In the “Investment Adviser” section of the Prospectus and in the “Advisory Fees Paid to the Adviser” section of the SAI, the row in the contractual expense limit table regarding the Fund is hereby deleted and replaced with the following:

Fund	Contractual Expense Limit
Mondrian International Value Equity Fund	0.74%[1]

[1]	Prior to July 1, 2020, the contractual expense limit for the Mondrian International Value Equity Fund was 0.79%.

II.	The Summary Prospectus, Prospectus and Statement of Additional Information are hereby amended and supplemented as follows:

1.	In the “Principal Risks” sections of the Fund’s Summary Prospectus, and the corresponding section of the Prospectus, the following “Market Risk” disclosure is hereby added:

Market Risk – The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

2.	In the “More Information about Risk” section of the Prospectus, the following “Market Risk” disclosure is hereby added:

Market Risk – The risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. A Fund’s net asset value (“NAV”) per share will fluctuate with the market prices of its portfolio securities. Market risk may affect a single issuer, an industry, a sector or the equity or bond market as a whole. Markets for securities in which a Fund invests may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which a Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken worldwide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The impact of the COVID-19 pandemic may be short term or may last for an extended period of time, and in either case could result in a substantial economic downturn or recession.

3.	In the “More Information about Risk” section of the Prospectus, the paragraph under the “Foreign/Emerging Markets Securities Risk” heading relating to foreign infectious illnesses is hereby deleted.

4.	In the “Description of Permitted Investments” section of the SAI, the “General Market Risk” disclosure is hereby added:

General Market Risk

An outbreak of respiratory disease caused by a novel coronavirus designated as COVID-19 was first detected in China in December 2019 and subsequently spread internationally. The transmission of COVID-19 and efforts to contain its spread have resulted in international, national and local border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and customer activity, event cancellations and restrictions, service cancellations, reductions and other changes, significant challenges in healthcare service preparation and delivery, and quarantines, as well as general concern and uncertainty that has negatively affected the economic environment. These impacts also have caused significant volatility and declines in global financial markets, which have caused losses for investors. The impact of this COVID-19 pandemic may be short term or may last for an extended period of time, and in either case could result in a substantial economic downturn or recession. Health crises caused by viral or bacterial outbreaks, such as the COVID-19 outbreak, may exacerbate other pre-existing political, social, economic, market and financial risks. The impact of this outbreak, and other epidemics and pandemics that may arise in the future, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Funds invest, which in turn could negatively impact the Funds’ performance and cause losses on your investment in the Funds.

5.	In the “Description of Permitted Investments” section of the SAI, the paragraph under the “Political and Economic Factors” heading relating to foreign infectious illnesses is hereby deleted.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

MON-SK-005-0100

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